                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           J.M. PETERS COMPANY, INC.
                (Name of Registrant as Specified in Its Charter)

                                 GREG PETERSEN
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           J.M. PETERS COMPANY, INC.
                            4100 MACARTHUR BOULEVARD
                                   SUITE 200
                        NEWPORT BEACH, CALIFORNIA 92660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 26, 1995

     The Annual Meeting of Stockholders (the "Meeting") of J.M. Peters Company, Inc. (the "Company") will be held at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California, on July 26, 1995, at 9:00 a.m. (Newport Beach
Time) for the following purposes:

          1.  To elect directors whose terms expire at the Meeting; and

          2. To approve the 1995 Stock Incentive Plan and the issuance of 1,500,000 shares of Common Stock authorized under the Plan.

          3. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company.

          4. To consider such other matters as may properly come before the Meeting or any adjournment thereof.

     Only holders of record of the Company's Common Stock at the close of business on June 12, 1995, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The Company's stock transfer books will remain open.

     A Proxy Statement and Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly. All stockholders are cordially invited to attend the Meeting.

                                           By Order of the Board of Directors

                                           /s/ GREG R. PETERSEN

                                           GREG R. PETERSEN
                                           Secretary

June 23, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           J.M. PETERS COMPANY, INC.
                            4100 MACARTHUR BOULEVARD
                                   SUITE 200
                        NEWPORT BEACH, CALIFORNIA 92660

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 26, 1995

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of J.M. Peters Company, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on July 26, 1995, and at any adjournment thereof, for the purposes set forth herein. All properly completed proxies will be voted in the manner specified therein, if no choice as to Proxy Item No. 1 (Election of Directors) is specified, proxies will be voted for the election to the Board of Directors of the nominees listed below under "ELECTION OF DIRECTORS", and if no choice as to Proxy Item No. 2 (Approval of 1995 Stock Incentive Plan) is specified, Proxies will be voted to approve the Plan and if no choice as to Proxy Item No. 3 (Approval of Name Change) is specified, Proxies will be voted to approve the Name Change. Any proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it or by delivering a duly executed proxy bearing a later date to the Secretary of the Company. A stockholder may elect to attend the Meeting and vote in person notwithstanding the fact that such stockholder has a proxy outstanding.

     The Board of Directors has established June 12, 1995, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. At the close of business on the record date, there were outstanding and entitled to vote 14,995,000 shares of the Company's common stock, $.10 par value per share (the "Common Stock"), with each share being entitled to one vote.

     This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about June 23, 1995. Copies of the Company's 1995 Annual Report were mailed to the Company's stockholders along with this Proxy Statement.

                    ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

     The Company's Board of Directors is comprised of five directors, each of whom are to serve until the next meeting at which directors are elected. At the Meeting, five persons will be elected to serve as directors.

     Each of the nominees listed below is currently a director and has been nominated by the Board to serve as a director of the Company until the next annual meeting of the stockholders of the Company following his election. When properly executed and returned, the enclosed proxy will be voted in favor of the election of each of the nominees, unless authority to vote for a nominee is withheld. In the event that a nominee is unable to serve (an event which is not anticipated) or does not receive sufficient votes to be elected, then the person acting pursuant to the authority granted under the proxy will cast votes for the remaining nominee and, in his best judgment, for such other person as he may select in place of such nominee.

     The following table sets forth the name, age, and background information concerning the nominees. Information regarding the nominee's ownership of Common Stock appears under the heading "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

                             DIRECTOR
        NAME           AGE    SINCE                      INFORMATION ABOUT NOMINEES
        ----           ---   --------                    --------------------------
Hadi Makarechian       47      1992     Mr. Makarechian has been Chairman of the Board of the
                                          Company since August, 1992 and Chief Executive Officer of
                                          the Company since March, 1993. Mr. Makarechian was the
                                          founder and chairman of Capital Pacific Homes Inc., a real estate development firm located in Newport Beach,
                                          California, until it was merged into the Company last
                                          year. For more than ten years prior to forming Capital
                                          Pacific Homes, Inc., in 1990, Mr. Makarechian conducted
                                          his real estate development business through various
                                          corporate entities bearing the name "Shamron Corporation,"
                                          organized in various jurisdictions, of each of which he
                                          was also Chairman and founder.

Dale Dowers            39      1992     Mr. Dowers has been Executive Vice President and Chief
                                          Operating Officer of the Company from August, 1992 until
                                          March, 1993 when he assumed his current position of
                                          President and Chief Operating Officer. From December 1990
                                          to August 1992 he was the President of Capital Pacific
                                          Homes, Inc. From July 1989 to December 1990, he was the
                                          President for Southern California of Costain Homes, Inc.,
                                          a developer of single family housing located in Newport
                                          Beach, California. During the period of March 1988 to June
                                          1989, Mr. Dowers was the President, Irvine Division, of
                                          Barratt American, Inc., a homebuilder in Irvine,
                                          California. From January 1987 to March 1988, Mr. Dowers
                                          served in various positions with the Company.

Karlheinz M. Kaiser    36      1993     Mr. Kaiser is a principal with Christinger Partner AG, a
                                          printing company in Switzerland. From August of 1992
                                          through December 1994 Mr. Kaiser was a management
                                          consultant with Friedli & Partner, a management consulting firm in Switzerland. From January through August of 1992,
                                          he was Vice President of Corporate Finance with Dai-Ichi
                                          Kangyo Bank in Zurich. From July 1984 through December of
                                          1991, Mr. Kaiser was Vice President of Omni Holding AG, a
                                          Zurich-based international holding company.

Allan L. Acree         52      1992     Mr. Acree is a principal in A.L. Acree & Associates, a real estate consulting firm based in Rockville, Maryland. Prior to forming A.L. Acree & Associates in 1989, Mr. Acree was
                                          Vice President and Regional Manager of Goldome Realty
                                          Credit Corporation for a period of more than five years.

William A. Funk        54      1994     Mr. Funk is a principal and the Vice President and Manager of The Austin Company, an international design and
                                          construction firm based in Cleveland, Ohio. Except for the period described below, Mr. Funk has served in various
                                          positions with The Austin Company for over 25 years. From
                                          May 1984 to June 1985, Mr. Funk was a Vice President and
                                          Manager of the Carlson Group, a design and construction
                                          firm in Boston, Massachusetts.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTORS' COMPENSATION

     Each member of the Board of Directors of the company who is not also an officer of the Company is compensated at a rate of $4,000 per year, plus $1,000 for each meeting of the Board which he attends, and is reimbursed for the expenses of attending meetings. The Board of Directors held four meetings during the fiscal year ended February 28, 1995.

     The Board of Directors has a standing Executive Committee whose current members are Hadi Makarechian and Dale Dowers. Messrs. Makarechian and Dowers are not compensated for serving on the Executive Committee.

     The Board of Directors has a standing Audit Committee whose current members are William Funk and Karl Kaiser. Messrs. Funk and Kaiser each receive $2,000 per year for participating on the Audit Committee. The Audit Committee has the responsibility of reviewing the Company's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee held one meeting during the fiscal year ended February 28, 1995.

     The Board of Directors has a standing Compensation Committee whose current members are William Funk and Karl Kaiser. Messrs. Funk and Kaiser each receive $500 for each meeting attended. The primary function of the Compensation Committee is to advise the Board of Directors with respect to all matters relating to executive compensation. The Compensation Committee held two meetings for the fiscal year ended February 28, 1995.

     The Board of Directors does not have a standing nominating committee or other standing committees performing similar functions.

     Each current director who was a director at the time of such meetings attended at least 75% of the total of the Board meetings and meetings of the committees of the Board of which he is a member.

                               EXECUTIVE OFFICERS

     In addition to Messrs. Makarechian and Dowers, the Company's executive officers are as follows:

             NAME AND
             POSITION                                        INFORMATION ABOUT
           WITH COMPANY              AGE                     EXECUTIVE OFFICERS
           ------------              ---                     ------------------
Gregory R. Petersen                  40      From 1989 until he assumed his current position in
  Vice President, Chief Financial              1990, Mr. Peterson served as Vice President --
  Officer, Secretary and Treasurer             Controller. From 1986 until 1989, Mr. Petersen
                                               served as Corporate Controller for the Company.
Robert J. Trapp                      51      From 1980 until he assumed his current position in
  Vice President -- Division                   1994, Mr. Trapp was responsible for all of the
  Manager South Orange County                  Company's activities relating to governmental
                                               regulations, civil engineering, offsite
                                               construction, utility coordination, California
                                               Department of Real Estate processing and
                                               homeowners' associations.
Robin V. Koenemann                   37      From 1992 until he assumed his current position in
  Vice President -- Division                   1994, Mr. Koenemann served as Vice President of
  Manager Los Angeles/San Fernando             Construction. From December, 1988 until joining
                                               the Company in October, 1992, Mr. Koenemann was
                                               Project Manager for Barratt American, a
                                               homebuilder in Irvine, California. Prior to this
                                               Mr. Koenemann served as Executive Vice President
                                               and Division Manager for Richmond Homes, a
                                               homebuilder in Colorado Springs, Colorado.
Marquis L. Cummings                  56      Mr. Cummings was Vice President -- Finance and
  Vice President                               Administration for the San Diego division of the
                                               Company from August 1987 until February 1991. He
                                               then served as Vice President of the Company
                                               until October 1993 when he assumed the position
                                               of Vice President -- Sales and Marketing. In May
                                               1994 Mr. Cummings assumed the position of
                                               Director of Subsidiary Operations -- Nevada. In
                                               April, 1995 Mr. Cummings returned to California
                                               as Vice President.
Scott N. Coler                       35      Mr. Coler served as Vice President since joining
  Vice President -- Division                   the Company in August, 1992. He assumed his
  Manager North Orange                         current position in 1994. From May, 1991 to
  County/Riverside                             August, 1992 he served as Project Manager for
                                               Capital Pacific Homes, Inc., a homebuilder based
                                               in Newport Beach, California. Prior to joining
                                               Capital Pacific Mr. Coler was a Project Manager
                                               for Costain Homes, Inc., a homebuilder in
                                               Newport Beach, California for four years.
Craig A. Foster                      41      Since joining the Company in 1985, Mr. Foster has
  Vice President                               been responsible for arranging home buyer
                                               mortgage financing. In 1987 Mr. Foster assumed
                                               the additional responsibility for managing the
                                               Company's escrow operation. In 1992 Mr. Foster
                                               added the management of the Company's design
                                               center to his responsibilities. In 1994 Mr.
                                               Foster added the management of the Company's
                                               mortgage brokerage operation to his
                                               responsibilities.
Tim Hamilton                         40      Since 1989 Mr. Hamilton has been a consultant to
  Vice President -- Sales and                  the real estate industry. Prior to establishing
  Marketing                                    his consulting firm Mr. Hamilton spent more than
                                               13 years as Vice President of Sales and
                                               Marketing for Barratt American, a homebuilder in
                                               Irvine, California. In May 1994 Mr. Hamilton
                                               joined the Company as Vice President -- Sales
                                               and Marketing.

             NAME AND
             POSITION                                        INFORMATION ABOUT
           WITH COMPANY              AGE                     EXECUTIVE OFFICERS
           ------------              ---                     ------------------
Terry Hanna                          39      Mr. Hanna joined the Company in July 1994 as the
  Vice President                               President of J.M. Peters' newly formed Los
                                               Angeles Division. Prior to joining the Company,
                                               Mr. Hanna was the managing director of
                                               development and operations for Kaufman and Broad
                                               Home Corp., in which capacity he served as the
                                               liaison between the Company's division
                                               presidents and its Chief Executive Officer.
                                               Prior to that, Mr. Hanna was the President of
                                               The Flatiron Company, a builder of custom homes
                                               in Los Angeles County.
Donald J. Sajor                      36      Mr. Sajor joined the Company as General Counsel in
  General Counsel                              June 1994. Mr. Sajor served as Corporate Counsel
                                               with Catellus Development Corporation from March
                                               1993 to June 1994. From April 1987 to March
                                               1993, Mr. Sajor specialized in transactional
                                               real estate and environmental law as an
                                               associate with Pettis, Tester, Kruse & Krinsky.
                                               Mr. Sajor was an associate with Gibson, Dunn &
                                               Crutcher from September 1984 to April 1987.

     All executive officers serve at the pleasure of the Board of Directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the cash compensation paid during the fiscal years ended February 28, 1995, 1994 and 1993 to each of the five most highly compensated officers of the Company in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION
                                                                  -------------------    ALL OTHER
                                                       FISCAL     SALARY       BONUS    COMPENSATION
    NAME AND PRINCIPAL POSITION                         YEAR      ($)(A)       ($)(A)      ($)(B)
    ---------------------------                        ------     -------      ------   ------------
Hadi Makarechian -- Chairman                            1995      225,000          --          --
  and Chief Executive Officer                           1994      225,000          --          --
                                                        1993      117,692(c)       --          --
Dale Dowers -- President and                            1995      225,000          --          --
  Chief Operating Officer                               1994      225,000          --          --
                                                        1993      117,692(c)       --          --
Craig Foster -- Vice President                          1995       92,083      51,676          --
                                                        1994       90,000      19,710          --
                                                        1993       90,000          --          --
Robert J. Trapp -- Vice President --                    1995      121,625      16,000          --
  Division Manager                                      1994      118,078      12,000          --
  South Orange County                                   1993      112,456          --       3,000
Tim Hamilton -- Vice President --                       1995      125,590       1,000          --
  Sales and Marketing                                   1994           --          --          --
                                                        1993           --          --          --

- ---------------

 (a) Amounts shown include cash compensation earned and received by executive officers.

 (b) Car allowance that was discontinued in August 1992.

 (c) Represents amounts paid for the period August 1992 through February 1993.

 (d) Represents amounts paid from October 1992 to February 28, 1993.

STOCK OPTIONS

     In April 1987, the Company adopted its 1987 Stock Option Plan (the "1987 Plan"), covering options to purchase a maximum of 1,350,000 shares of its common stock. On October 5, 1993, the 1987 Plan was amended to provide that the maximum number of shares that may be issued under the 1987 Plan be reduced to 5,000 shares. The Company did not make any awards under the 1987 Plan during fiscal year 1995. All options previously granted under the 1987 Plan have either been exercised or have expired. Effective February 28, 1995, the Board of the Company, subject to the approval of the stockholders of the Company, approved the 1995 Stock Incentive Plan (the "1995 Plan"), which supersedes the 1987 Plan in its entirety. The 1995 Plan permits a committee designated by the Board of the Company to make awards to present and former key employees and directors of the Company and its subsidiaries. Subject to various restrictions, awards could be in the form of stock options, restricted or unrestricted stock, stock appreciation rights or a combination of the above. The maximum number of shares or share equivalents that may be awarded under the 1995 Plan is 1,500,000. No awards have been made under the 1995 Plan. For further information regarding the 1995 Plan, see Item 2 below, Approval of Stock Incentive Plan.

EMPLOYMENT AGREEMENTS

     None of the executive officers are currently working with a contract.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Company's Board of Directors establishes the Company's general compensation policies, compensation plans and specific compensation levels for the Company's Chief Executive Officer and Chief Operating Officer and reviews the design, administration and effectiveness of compensation programs for other key executives. The general policy and philosophy of the Compensation Committee is to provide total compensation opportunities that are competitive with the opportunities offered to executives in similar positions at competing companies and that compensation with a strong link to the financial performance of the Company enables the Company to attract and retain the key personnel necessary to fuel continued growth and profitability.

     The Committee undertook to examine the compensation of the executives of comparatively placed homebuilders to determine whether or not the compensation of the Company's Chief Executive and Chief Operating officer is within the range of their peers. In undertaking such examination, the Committee sought publicly available information regarding homebuilders (the "Survey Companies") which, like the Company, had recently issued high-yield debt. It is the judgment of the Committee that such homebuilders are at a similar stage in their growth and development to that of the Company and therefore compete for the same executive personnel.

     In the recent past, the Company has provided compensation for its CEO and COO which is significantly below the compensation earned by persons in similar positions at the Survey Companies. Despite the Company's recent return to profitability, no material bonuses have been paid.

     In light of the Committee's general policy and philosophy as stated above, and the recent financial performance of the Company, the Compensation Committee has decided in its meetings held in January and early March, 1995 to institute an annual cash bonus for the CEO and COO. The cash bonus shall be a percentage of the annual pre-tax income of the Company. For FY 1995, the percentage in the case of Mr. Makarechian is four percent (4%), and in the case of Mr. Dowers is four percent (4%). These figures will result in cash bonuses in the range of that provided by the Survey Companies.

     The base salary of the CEO and COO has not changed since present management purchased control of the Company in August, 1992. During this period, the Company has returned to profitability for the first time since 1990. The Committee has determined not to increase the annual base salary of the CEO and COO for Fiscal Year 1995 in light of the institution of the annual cash bonus, but has determined to increase base salary by ten percent (10%) to $250,000 for Fiscal Year 1996, primarily to take into account past inflation. The four percent (4%) bonus on pre-tax income shall remain in place for 1996. The Committee will continue to review base salary and annual cash bonus levels for the CEO and COO.

     The Committee has worked with the CEO and COO of the Company in developing a long-term Stock Option Plan to be implemented by the CEO and COO to award stock options, stock appreciation rights, restricted stock grants or other performance-related compensation to other key employees of the Company. The Committee believes that the implementation of this Plan will assist the Company in retaining key personnel and providing proper incentives to achieve the Company's performance goals.

     In August, 1995 Mr. Acree's term on the Committee expired and Mr. Funk was appointed.

                                          William A. Funk
                                          Karlheinz Kaiser

                               PERFORMANCE GRAPH

     The following graph shows a five year comparison of cumulative total returns for J.M. Peters Company, Inc., American Stock Exchange Market Value Index and Dow Jones Home Construction Industry Group.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                                 INDUSTRY IN-
      MEASUREMENT PERIOD         PETERS (J.M.)     DEX (DOW      BROAD MARKET
    (FISCAL YEAR COVERED)             CO.           JONES)          (AMEX)
            1990                    100.00          100.00          100.00
            1991                     21.74          107.48          101.83
            1992                     39.13          180.13          114.38
            1993                     36.23          195.33          109.09
            1994                     43.48          228.79          127.08
            1995                     30.43          178.22          116.57

- ---------------

(1) The above graph compares the performance of J.M. Peters Company, Inc., with that of the American Stock Exchange Market Value Index and the Dow Jones Home Construction Industry Group.

(2) The comparison of total return on investment (change in year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on February 28, 1990 in each of J.M. Peters Company, Inc., the American Stock Exchange Market Value Index and the Dow Jones Home Construction Industry Group.

                      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                               OWNERS AND MANAGEMENT

     The following table sets forth as of June 12, 1995, the number of shares of Common Stock beneficially owned by each person known to the Company to own more than five percent (5%) of the outstanding shares of Common Stock, by each director of the Company or nominee who owned shares of Common Stock on that date, by each of the officers that are among the five most highly compensated officers of the Company, and by all directors and officers of the Company as a group.

                                                             COMMON STOCK              PERCENT OF
                NAME AND ADDRESS                         BENEFICIALLY OWNED(1)          CLASS(1)
                ----------------                         ---------------------         ----------
    CPH2, L.L.C. ......................................         4,638,657                 30.9%
      4100 MacArthur Boulevard, Suite 200,
      Newport Beach, CA 92660
    Hadi Makarechian...................................         9,315,968(2)              62.1%
      4100 MacArthur Boulevard, Suite 200,
      Newport Beach, California 92660
    Dale Dowers........................................         1,922,723(3)              12.8%
      4100 MacArthur Boulevard, Suite 200,
      Newport Beach, California 92660
    Roger Nix(4).......................................         1,015,000                  6.8%
      4100 MacArthur Boulevard, Suite 200,
      Newport Beach, CA 92660
    Robert J. Trapp....................................            10,000                  0.1%
      4100 MacArthur Boulevard, Suite 200,
      Newport Beach, California 92660
    David Inman(5).....................................           761,309                  5.1%
      6655 West Sahara, Suite E-10
      Las Vegas, Nevada 89102
    All Directors and Officers of the Corporation
      as a Group (13 persons)..........................        11,248,791                 75.0%

- ---------------

(1) Unless otherwise indicated, the Company believes the beneficial owner has sole voting and investment power over such shares. The percentage of shares of Common Stock is calculated assuming that the beneficial owner has exercised any options or other rights to subscribe held by such beneficial owner that are currently exercisable or exercisable within 60 days, and that no other options or rights to subscribe have been exercised by anyone else.

(2) Includes 2,715,934 shares of Common Stock held by CPH2, L.L.C., in which Mr. Makarechian may be deemed to have a beneficial ownership interest due to his ownership interest in CPH2, L.L.C. Mr. Makarechian and Mr. Dowers as a group could be deemed beneficial owners of 11,238,691 shares of stock in the Corporation.

(3) Includes 1,922,723 shares of Common Stock held by CPH2, L.L.C., in which Mr. Dowers may be deemed to have a beneficial ownership interest due to his ownership interest in CPH2, L.L.C. Mr. Dowers and Mr. Makarechian as a group could be deemed beneficial owners of 11,238,691 shares of stock in the Corporation.

(4) Mr. Nix is the former sole stockholder of Durable Homes, Inc.

(5) Mr. Inman is a former Director of the Corporation.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH
                       OFFICERS, DIRECTORS AND AFFILIATES

     During fiscal year 1995, the Company reimbursed CHH II, Inc., a corporation controlled by the chairman of the board of the Company, for $43,000 in expenses incurred in connection with the acquisition by the Company of an aircraft.

     The Company's policy is that all transactions between the Company and its officers, directors and principal stockholder, and their respective affiliates, must be on terms no less favorable to the Company than terms with unaffiliated parties for similar transactions. All such transactions that are not in the ordinary course of the Company's business must be approved by a majority of independent directors who do not have a financial interest in the transaction.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP served as the Company's independent auditors for the fiscal year ended February 28, 1995, and it is anticipated that Arthur Andersen LLP will be approved to serve as such for the current fiscal year.

     Representatives of Arthur Andersen LLP will be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

               PROPOSAL TO ADOPT AND APPROVE STOCK INCENTIVE PLAN
                               (PROXY ITEM NO. 2)

     In April 1987 the Company adopted a Stock Option Plan (the "1987 Plan") enabling the Company to grant options to purchase up to 1,350,000 shares of its common stock. On October 5, 1993, the 1987 Plan was amended to reduce the maximum number of options grantable under the 1987 Plan to 5,000. The Board of Directors believes that the Company should have the additional flexibility in providing for stock-based employee compensation and has therefore approved a new Stock Incentive Plan (the "1995 Plan") relating to up to 1,500,000 shares of Common Stock of the Company ("Shares"). The 1995 Plan permits the granting of employee stock options to key employees (including officers) and to directors, and includes additional features (such as restricted and unrestricted shares and stock appreciation rights), described in more detail below, that enhance the flexibility of the Company in hiring, retaining and motivating key employees and directors.

     ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS ADOPT AND APPROVE THE 1995 PLAN. THE 1995 PLAN IS DESCRIBED BELOW, BUT REFERENCE SHOULD BE MADE TO THE TEXT OF THE 1995 PLAN WHICH IS SET FORTH IN APPENDIX A, FOR COMPLETE INFORMATION.

DESCRIPTION OF THE 1995 PLAN

     Pursuant to the 1995 Plan, the Company may from time to time through February 28, 2005 grant to key employees of the Company and its affiliates (including officers, whether or not directors) and to directors, Shares, options to purchase Shares, and stock appreciation rights.

SHARES

     Shares under the 1995 Plan may be unrestricted shares or may be restricted shares which are subject to cancellation upon such terms and conditions as may be determined by the Company.

OPTIONS

     Options under the 1995 Plan may be either incentive stock options which receive special tax treatment (see "Federal Income Tax Consequences" below) or non-qualified options which do not receive such special tax treatment. Incentive stock options will expire not more than ten years from the date of grant. Although the

1995 Plan does not limit the maximum term of non-qualified options, it is expected that non-qualified options will generally expire not more than ten years from the date of grant.

     The purchase price per Share to be specified in each Option granted under the 1995 Plan may not be less than the fair market value of a share of Common Stock of the Company on the date the option is granted. The 1995 Plan permits the adjustment of outstanding Options to accommodate for dilutions, mergers, acquisitions and other events, and to specify a lower purchase price, through amendment of outstanding options or through cancellation of outstanding options and the grant of replacement options.

     The 1995 Plan permits the Company to provide that payment of the purchase price upon exercise of options may be made in cash, shares owned by the optionee, any other lawful form of consideration or a combination thereof, in each case acceptable to the Committee (defined under "Administration" below). Any shares received by the Company in payment of the purchase price will be valued at their fair market value on the date of exercise.

     Stock appreciation rights may be granted in tandem with options, or restricted or unrestricted Shares, or may be free-standing. The terms of stock appreciation rights may be amended from time to time by the Committee. Payment to participants upon the exercise of stock appreciation rights will generally be made in cash or in shares (such shares to be valued at their fair market value on the date of exercise of the stock appreciation rights). Tandem stock appreciation rights may be granted at the time a grant is made under the 1995 Plan or added to outstanding grants, provided that in the case of stock appreciation rights granted in tandem with incentive stock options, such grant may only be made at the time of the grant of the incentive stock option.

TAX WITHHOLDING

     Under present law, tax withholding is required with respect to the amount of compensation realized for federal income tax purposes by participants with respect to grants under the 1995 Plan. Under the 1995 Plan, the Company may permit the participant to elect to have the Company withhold all or a portion of the unrestricted Shares which the participant holds or which the participant may acquire pursuant to grants under the 1995 Plan, or to deliver to the Company other shares, to satisfy actual or estimated federal, state or local income tax withholding obligations of the participant.

AGREEMENT WITH PARTICIPANTS

     The terms of individual grants under the 1995 Plan will be set forth in stock incentive agreements to be entered into with each participant at or before each such grant.

     Grants under the 1995 Plan may be cancelled under certain circumstances although the participant has provided value such as by rendering services to the Company or its affiliates, or the Company has received other benefits in connection with such grants. Accordingly, the 1995 Plan permits the Company to provide for payment to a participant whose grants under the 1995 Plan are cancelled or terminated of such amount as the Company may determine to be fair and equitable to the participant or in the interest of the Company. Such a payment could be based upon the value and benefits received by the Company, the value to the participant of the cancelled or terminated grants, or other factors, may include an amount representing interest thereon, and may reflect the nature or basis of the grant or the reason for its cancellation or termination.

PARTICIPANTS' RIGHTS

     Grants under the 1995 Plan (other than unrestricted Shares) will not be transferable other than by will or the laws of descent and distribution. Certificates for Shares will not be delivered to participants until all applicable legal or regulatory requirements have been fully complied with, full payment of any purchase or exercise price, and full vesting of any restricted stock.

VESTING

     The time periods for vesting of restricted Shares and the exercise periods applicable to options and stock appreciation rights shall be as specified in the applicable stock incentive agreement.

NUMBER OF SHARES SUBJECT TO PLAN

     The aggregate number of shares which may be acquired pursuant to the 1995 Plan may not exceed 1,500,000 determined in accordance with the 1995 Plan. Restricted Shares are considered to be "acquired" under the 1995 Plan when they vest. The Company may determine to limit the number of Shares that may be acquired pursuant to the 1995 Plan to less than the 1,500,000 unrestricted Shares authorized under the 1995 Plan.

ADMINISTRATION

     The 1995 Plan provides that it shall be administered by a committee of disinterested directors (the "Committee") or senior officers of the Company. The Executive Committee of the Board of Directors, consisting at the present time of the Chairman of the Board and President, have been delegated authority with respect to option and restricted stock grants under the 1995 Plan to employees other than directors and certain senior officers (including the members of the Executive Committee).

     Pursuant to the 1995 Plan, each member of the Committee, the Chairman of the Board and President of the Company, and, to the extent provided by the Board of Directors or the Committee, any other person to whom duties or powers shall be delegated in connection with the 1995 Plan, shall incur no liability with respect to any action taken or omitted to be taken in connection with the 1995 Plan and shall be fully protected in relying in good faith upon the advice of counsel, to the fullest extent permitted under applicable law.

     The Board of Directors may amend the 1995 Plan without shareholder approval, except as specified in the 1995 Plan.

     Grants under the 1995 Plan may be subject to such terms and conditions not inconsistent with the 1995 Plan as the Company may specify in making or amending grants, and such terms and conditions may differ from the terms and conditions described herein.

     The Company has not made any grants or determined the nature, amount or recipients of any grants under the 1995 Plan.

FEDERAL INCOME TAX CONSEQUENCES

  Consequences to Participants

     Restricted and Unrestricted Shares. Except as described below, for federal income tax purposes, (i) a participant generally does not incur any tax liability upon receipt of restricted Shares, (ii) any dividends received on the restricted Shares will be taxable as compensation and (iii) a participant generally will realize compensation upon receipt of unrestricted Shares in an amount equal to the fair market value of such unrestricted Shares at the time of receipt. However, the participant may, for federal income tax purposes, elect to realize compensation upon receipt of restricted Shares in an amount equal to the then fair market value of an equal number of unrestricted Shares. If the participant realizes compensation, for federal income tax purposes, upon receipt of restricted Shares, dividends received on the restricted Shares would be taxed as dividends and not as compensation, any future gain or loss on disposition of the Shares would be capital gain or loss, and, in the event the restricted Shares were cancelled, the participant would not be entitled to any loss on the cancellation for federal income tax purposes.

     Incentive stock options. Incentive stock options under the 1995 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. No income results to the holder of an incentive stock option under the grant of the option or issuance of shares. The amount realized on the sale or taxable exchange of such shares in excess of the option price will be considered a capital gain, except that, if a disposition occurs within one year after exercise of the option or two years after the grant of the option, the optionee will realize compensation, for federal income tax purposes, on the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the option price. For the purpose of determining alternative minimum taxable income, an incentive stock option is treated as a non-qualified option.

     Non-qualified options. In connection with the exercise of a non-qualified option, an optionee will generally realize compensation, for federal income tax purposes, on the difference between the option price and the fair market value of the Shares acquired.

     Payment of option price in shares. If an option is exercised and payment is made by means of previously held shares, or shares and cash, there is no gain or loss recognized to the optionee on the previously held shares. In the case of a non-qualified option, the optionee's basis and holding period of the previously held shares will be carried over to an equivalent number of Shares received under the option. Any additional Shares received under the option will have a basis equal to the compensation realized by the optionee for federal income tax purposes plus the amount of any additional cash paid.

     Exercising a non-qualified option with Shares which were originally acquired on the exercise of an incentive stock option will not constitute a "disqualifying disposition" of such previously held shares. If, however, the new Shares are not held for the balance of the required holding period, there will be a disqualifying disposition for federal income tax purposes, resulting in recognition of compensation to the optionee in an amount equal to the excess of the fair market value over the option price at the time such incentive shares were originally acquired (but not in excess of the optionee's gain). However, exercising an incentive stock option with Shares acquired on the exercise of an incentive stock option will constitute a disqualifying disposition of such previously held Shares if the one- and two-year holding periods described above have not been met before such exercise.

     Stock Appreciation Rights and Other Cash Payments. Upon receiving payment upon exercise of stock appreciation rights (including limited stock appreciation rights, and whether in cash or unrestricted Shares), or upon receipt of cash payments (pursuant to cancellation or termination of grants under the 1995 Plan, or otherwise), the participant will generally realize compensation, for federal income tax purposes, in the amount of such payment.

     Tax withholding. Upon delivery to the Company of previously-held shares to satisfy withholding or other tax obligations of a participant, the difference between the fair market value of, and the participant's basis for, such Shares would be a capital gain or loss to the participant for federal income tax purposes.

CONSEQUENCES TO THE COMPANY AND ITS AFFILIATES

     To the extent individual optionees qualify for capital gains tax treatment, neither the Company nor its affiliates will generally be entitled to a deduction for federal income tax purposes. In other cases, the Company or its affiliates will generally receive a federal income tax deduction at the same time as and in the same amount as the amount which is taxable to the employee as compensation, except as provided below.

     Under Section 162(m) of the Internal Revenue Code, in general, compensation in excess of $1 million for any taxable year to a public company's chief executive officer and the four other highest-paid executive officers named in the summary compensation table in the company's proxy statement (the "Named Officers") is not deductible by the company or its affiliates for federal income tax purposes unless it is related to the performance of the company, is paid pursuant to a plan approved by the shareholders of the company and meets certain other requirements ("deductible compensation"). In general, it is anticipated that rights under options and stock appreciation rights granted pursuant to the 1995 Plan will be deductible compensation, and, that, accordingly, the Company or its subsidiaries will be entitled to a federal income tax deduction as discussed above; however, the Company or its subsidiaries may not be entitled to such a deduction with respect to rights under options or stock appreciation rights granted, pursuant to a delegation of authority to senior officers of the Company, to an employee who subsequently is promoted to a position as a Named Officer.

     To be adopted, the 1995 Plan must be approved by an affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the matter. Shares with respect to which the holders have abstained from voting on the matter will be counted for purposes of determining the number of shares entitled to vote on the 1995 Plan. "Broker non-votes" will not be counted in determining the number of shares entitled to vote on the proposal. UNLESS MARKED TO DISAPPROVE OR ABSTAIN FROM VOTING WITH RESPECT TO THE AMENDMENT, PROXIES RECEIVED WILL BE VOTED TO APPROVE THE 1995 PLAN.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE 1995 PLAN.

                            APPROVAL OF NAME CHANGE
                               (PROXY ITEM NO. 3)

     The Company was organized in 1975 as a California corporation. For most of its first 20 years of existence, its operations were largely confined to Southern California. While California remains an important focus of the Company's business, the Company now operates in four states under a variety of names, mostly through subsidiaries. The Board of Directors believes that as the Company moves toward a national identity and reputation, the name under which the Company acts as a holding company should be more generic and should not be tied to the Company's exclusively California origins. Approval of Proxy Item No. 3 will allow the Company to amend its Articles of Incorporation to change the name of the Company to Capital Pacific Holdings, Inc. The Company currently plans to do business as a holding company under the initials "CPH" and to continue to do business as a homebuilder in California, and to some extent, other locations, as J.M. Peters Company, Inc. The Company's present expectation is that its subsidiaries, for instance Durable Homes, Inc. in Nevada and Clark Wilson Homes, Inc. in Texas, will continue to do business under their respective names.

     If this item is approved, the name change will be effective August 1, 1995 and the Company will apply to change its trading symbol on the American Stock Exchange to CPH. Shareholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering of old certificates to the Company's transfer agent.

     To be adopted, the Name Change must be approved by an affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote on the matter. Shares with respect to which the holders have abstained from voting on the matter will be counted for purposes of determining the number of shares entitled to vote on the Name Change. "Broker non-votes" will not be counted in determining the number of shares entitled to vote on the proposal. UNLESS MARKED TO DISAPPROVE OR ABSTAIN FROM VOTING WITH RESPECT TO THE AMENDMENT, PROXIES RECEIVED WILL BE VOTED TO APPROVE THE NAME CHANGE.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE NAME CHANGE.

                                 MISCELLANEOUS

STOCKHOLDER PROPOSALS

     Any stockholder who wishes to present a proposal for action at the next annual meeting of stockholders of the Company, and who wishes to have such proposal included in the proxy statement and form of proxy prepared by the management of the Company for that meeting, must notify the Company in writing not later than February 27, 1996. The notice should be directed to J.M. Peters Company, Inc., 4100 MacArthur Boulevard, Suite 200, Newport Beach, California 92660, Attention: President.

SOLICITATION OF PROXIES

     Proxies may be solicited on behalf of the Company by its officers and employees, who will receive no additional compensation for such services, through the mail, in person, and by telephone and by other telecommunication methods. The cost of such solicitation will be borne by the Company. Brokers, custodians, and other fiduciaries will be required to forward the Company's proxy solicitation materials to the beneficial owners of Common Stock held in their names, and the Company will reimburse such fiduciaries for the out-of-pocket expenses incurred by them in connection with such activities.

     The Company files an annual report on Form 10-K with the Securities and Exchange Commission. A copy of the annual report for the fiscal year ended February 28, 1995 (except for exhibits thereto) may be obtained, free of charge, upon written request by any stockholder delivered to J.M. Peters Company, Inc., 4100 MacArthur Boulevard, Suite 200, Newport Beach, California 92660, Attention:
Greg R. Petersen, Vice President and Chief Financial Officer. Copies of all exhibits to the annual report on Form 10-K are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.

     THE COMPANY'S MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     The Board of Directors knows of no matters other than the election of directors, the Plan and the Name Change to be brought before the Meeting. However, if any other matter should be presented for consideration, it is the intention of the persons named as proxies in the enclosed form of Proxy to vote the Proxy in accordance with their judgment.

                                          By Order of the Board of Directors

                                          /s/ GREG R. PETERSEN

                                          GREG R. PETERSEN
                                          Secretary

Dated: June 23, 1995

                                   APPENDIX A

            THE 1995 J.M. PETERS COMPANY, INC. STOCK INCENTIVE PLAN

     The purpose of the Plan is to advance the interests of J.M. Peters Company, Inc. (the "Company") and its shareholders by affording officers and other key employees, former officers and other key employees, and directors of the Company and its Subsidiaries an opportunity to increase their proprietary interest in the Company by the grant of Awards to such employees and directors under the terms set forth herein. The Company seeks to motivate present employees and directors as well as attract highly competent individuals whose judgment, initiative, leadership and continued effort contribute to the success of the Company and its Subsidiaries. The Company believes that this Plan can give an incentive to such individuals to increase the Company's revenues and profits.

                                   ARTICLE I

                                  DEFINITIONS

     1.01 Approval Date. Approval Date shall mean the date of approval of this Plan by the Company's shareholders.

     1.02 Award. Award shall mean an incentive award granted under the Plan, whether in the form of Options, Stock Appreciation Rights, Restricted Stock or any other form of consideration (which may provide for settlement in shares of Stock, cash and/or a combination thereof) determined by the Committee to be consistent with the purposes of the Plan, including but not limited to restricted units, phantom stock, performance awards, performance units, performance shares, stock appreciation shares, limited stock appreciation rights, stock acquisition rights, valuation protection rights, reload options or any other type of award or combination or derivative of various types of awards.

     1.03 Board or Board of Directors. Board or Board of Directors shall mean the Board of Directors of the Company.

     1.04 Code. Code shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

     1.05 Committee. Committee shall mean a Committee of the Board consisting of members of the Board of Directors who are Disinterested Persons.

     1.06 Company. Company shall mean J.M. Peters Company, Inc., a Delaware corporation, and any successor thereof.

     1.07 Disinterested Person. Disinterested Person shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated under the Exchange Act.

     1.08 Exchange Act. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

     1.09 Fair Market Value. Fair Market Value of the Stock shall mean the last sale price at which Stock is traded on any given date or, if no Stock is traded on such date, the most recent prior date on which Stock was traded, as reflected in the American Stock Exchange Composite Transactions Index.

     1.10 Incentive Stock Option. Incentive Stock Option shall have the meaning given to it by Section 422 of the Code.

     1.11 Non-qualified Stock Option. Non-qualified Stock Option shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

     1.12 Option. Option shall mean an option granted by the Company to purchase Stock pursuant to the provisions of this Plan and the Agreement executed pursuant hereto.

     1.13 1987 Plan. 1987 Plan shall mean the 1987 Stock Option Plan adopted by the Company in April, 1987.

     1.14 Option Price. Option Price shall mean the price per share of Stock purchasable under an Option. The Option Price shall be determined by the Committee at the time of grant but, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value on the date of grant.

     1.15 Participant. Participant shall mean an employee or director of the Company or one of its Subsidiaries (including former employees and directors) who has received an Award granted by the Committee hereunder.

     1.16 Plan. Plan shall mean the 1995 J.M. Peters Company, Inc. Stock Incentive Plan.

     1.17 Restricted Stock Awards. A Restricted Stock Award shall mean a grant made by the Committee entitling the Participant to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock").

     1.18 Securities Act. Securities Act shall mean the Securities Act of 1933, as amended from time to time.

     1.19 Stock. Stock shall mean common stock, par value $0.10 per share, issued by the Company.

     1.20 Stock Appreciation Right. A Stock Appreciation Right shall mean a grant entitling the Participant to receive an amount in cash or shares of Stock or a combination thereof having a value equal to (or if the Committee shall so determine at the time of a grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the Option Price, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having sole discretion to determine the form of payment. A Stock Appreciation Right is further defined in Article VI hereof.

     1.21 Stock Incentive Agreement or Agreement. Stock Incentive Agreement or Agreement shall mean the agreement as described in Section 3.04 of the Plan between the Company and the Participant under which such Participant receives an Award pursuant to this Plan.

     1.22 Subsidiary. Subsidiary shall mean any corporation of which more than fifty percent of the outstanding shares of voting stock are beneficially owned directly or indirectly by the Company.

                                   ARTICLE II

                                 PARTICIPATION

     2.01 Participation. A grant under this Plan may be made by the Committee to:

          (A) Any officer or other key employee of the Company or a Subsidiary;
     or

          (B) Any former officer or other key employee of the Company or Subsidiary whose employment ceased during the twelve months immediately preceding the date of such grant; or

          (C) Any present or former director of the Company.

                                  ARTICLE III

                      SHARES OF STOCK SUBJECT TO THE PLAN

     3.01  Limitations.

          (A) Subject to adjustments pursuant to the provisions of Section 3.03 hereof, the number of shares of Stock or Stock equivalents which may be granted hereunder to Participants under all forms of Awards shall not exceed 1,500,000 shares. No grants will be made under the 1987 Plan after the Approval Date.

          (B) For purposes of this Section 3.01, the shares of Stock that shall be counted toward such limitation shall include all Stock:

             (1) Issued or issuable pursuant to Options that have been or may be exercised;

             (2) Subject to Stock Appreciation Rights that have been or may be exercised (other than Stock Appreciation Rights granted in tandem with outstanding Options); and,

             (3) Issued as, or subject to issuance as, Restricted Stock.

          (C) Shares of Stock subject to grants under this Plan shall be authorized and unissued shares of Stock or treasury stock.

     3.02 Availability of Shares Once Issued Under the Plan. Once grants of Awards have lapsed, terminated or have been forfeited, the Committee shall have the sole discretion to issue a new grant to any Participant, covering the number of shares to which such lapsed, terminated or forfeited grant related, provided that the Participant has received no monetary benefits of ownership therefrom, such as dividends.

     3.03 Adjustments to Grants Once Issued. In the event that the Company is party to any merger, consolidation, other reorganization, change in control, sale or exchange of substantially all of the Company's assets, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, the Committee shall make such corresponding adjustments to the Plan and any outstanding Award if any, as deemed appropriate in its sole discretion. Without limiting the generality of the foregoing, the Committee may adjust the number and kind of shares which may be granted under the Plan, the maximum number and kind of shares which may be granted to any one eligible Participant, and the number, the Option Price, and the kind of shares or property subject to each outstanding grant. In connection with the cancellation or termination of any Restricted Stock Option, Stock Appreciation Right or other right of any Participant under the Plan (whether pursuant to the terms of the Plan or any Award or Agreement), the Company may provide for payment to such Participant of such amount as the Company may determine to be fair and equitable to the Participant or in the interest of the Company.

     3.04 Grants and Agreement. Each grant of an Award under this Plan shall be evidenced by a written Stock Incentive Agreement dated as of the date of the grant and executed by the Company and the Participant. This Agreement shall set forth the terms and conditions of such Award, as may be determined by the Committee consistent with this Plan, and if such Agreement relates to the grant of an Option, shall indicate whether the Option that it evidences, if applicable, is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

                                   ARTICLE IV

                                    OPTIONS

     4.01 Option Exercise. Subject to Federal and State statutes then applicable, the terms and procedures by which an Option may be exercised shall be set forth in the Participant's Agreement or in procedures established by the Committee. The Committee may permit payment of the Option Price to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards, or any other arrangement satisfactory to the Committee.

     4.02 Non-qualified Stock Options. The Committee may grant Non-qualified Stock Options under this Plan. Such Non-qualified Stock Options must comply with all requirements of this Plan except for those contained in Article V, Article VI, and Article VII hereof.

     4.03 Vesting of Options. The Stock Incentive Agreement shall specify the date or dates on which the Participant may begin to exercise all or a portion of his Option. Subsequent to such date or dates, the option shall be deemed "vested." Notwithstanding the terms of any Stock Incentive Agreement, the Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant.

     A Participant's subsequent transfer or disposition of any Stock secured through the grant shall be subject to any Federal and State laws then applicable, specifically including securities laws.

                                   ARTICLE V
                            INCENTIVE STOCK OPTIONS

     5.01 General. All Incentive Stock Options shall comply with all of the restrictions and limitations set forth in Section 422 of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-qualified Stock Option.

                                   ARTICLE VI
                           STOCK APPRECIATION RIGHTS

     6.01 Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted to Participants by the Committee in tandem with, or independently of, any Option granted pursuant to Article IV or Article V of this Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     A Stock Appreciation Right, or applicable portion thereof granted in tandem with an Option, shall terminate and no longer be exercisable upon the termination or exercise of the related Option. However, if a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Option, such Stock Appreciation Right shall terminate only if and to the extent that the number of shares covered by the exercise or termination of the related Option exceeds the number of shares not covered by such Stock Appreciation Right.

     6.02 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee and embodied in the Agreements and in procedures established by the Committee. The Committee at any time may accelerate the exercisability of any Stock Appreciation Right and otherwise waive or amend any conditions of the grant of a Stock Appreciation Right.

                                  ARTICLE VII
                            RESTRICTED STOCK AWARDS

     7.01 Agreement. If the purchase of Restricted Stock is required by the Agreement, a Participant who is granted a Restricted Stock Award shall not have any rights with respect to such grant unless the Participant shall have accepted the grant within 60 days (or such shorter time as the Committee may specify) following the date of the grant by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the grant and by executing and delivering to the Company an Agreement in such form as the Committee shall determine.

     7.02 Rights as a Shareholder. After the Restricted Stock has been recorded in the stock ledger of the Company and:

          (A) Upon complying with Section 7.01 above, if the purchase of Restricted Stock is required by the Agreement; or

          (B) Immediately, if no purchase of Restricted Stock is required by the Agreement, a Participant shall have all the rights of a shareholder with respect to such Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section and Section 7.03, and subject to such other conditions (including but not limited to condition on voting and dividend rights) as are contained in the Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section
7.04 below and the Agreement.

     7.03 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein. Restrictions on shares of Restricted Stock shall be set forth in a Stock Incentive Agreement and may include such vesting restrictions as the Committee shall determine, including but not limited to growth of the share price. In the event of a Participant's termination of employment with the Company and its Subsidiaries for any reason (including death) or removal, resignation or other termination of his status as a director of the Company prior to the date shares of Restricted Stock awarded to such Participant become vested, the Company shall have the right, at the discretion of the Committee, to repurchase such shares at their purchasing price, or to require, forfeiture of such shares to the Company if acquired at no cost, from such Participant or Participant's legal representative.

     7.04 Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the restrictions imposed upon the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant. A Participant may transfer or dispose of any Restricted Stock that has vested, subject to any Federal and State laws then applicable, specifically including securities laws.

                                  ARTICLE VIII

                               STOCK CERTIFICATES

     8.01 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock under this Plan or of any portion thereof prior to fulfillment of all of the following conditions:

          (A) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

          (B) The completion of any registration or other qualification of such shares under any Federal or State law, under the rulings or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Committee shall in its sole discretion determine to be necessary or advisable;

          (C) The obtaining of any approval or other clearance from any Federal or State governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and,

          (D) The lapse of such reasonable period of time following the exercise of the grant as the Committee from time to time may establish for reasons of administrative convenience.

          (E) Payment of any purchase or exercise price required by any applicable Agreement.

          If these conditions are not satisfied, the employee may lose his rights to such Stock as determined by the Committee.

                                   ARTICLE IX

                                   DIVIDENDS

     9.01 Dividends. At the time of each grant of an Award the Committee may, in its sole discretion, determine whether the grant shall provide a dividend or a dividend equivalent and the terms and conditions under which any such dividend or dividend equivalent is to be provided, including but not limited to permitting or requiring immediate payment, deferral or investment of dividends or dividend equivalents.

                                   ARTICLE X

                              PLAN ADMINISTRATION

     10.01 Plan Administration. The Plan and all Agreements shall be administered, and all grants under this Plan shall be awarded, by the Committee. The Committee shall have full authority and absolute sole discretion:

          (A) To determine, consistent with the provisions of this Plan, which of the employees shall be granted Awards; the form and terms of such Awards; the timing of such grants; the number of shares subject to each Award and the Option Price of Stock covered by each Option (if applicable); and the period over which the Awards shall become and remain exercisable (if applicable);

          (B) To construe and interpret the Plan and the Agreements;

          (C) To determine the terms and provisions of each respective Stock Incentive Agreement, which need not be identical;

          (D) To make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan;

          (E) To adopt, alter, and repeal such rules, guidelines, and acts and proceedings as it shall deem advisable;

          (F) To interpret the terms and provisions of the Plan and any grant (including related Agreements);

          (G) To make all determinations it deems advisable for the administration of the Plan;

          (H) To decide all disputes arising in connection with the Plan; and

          (I) To otherwise supervise the administration of the Plan.

          (J) To delegate its obligations and duties hereunder (except for to make or otherwise administer any Award to any director or any officer subject to the reporting requirements of Section 16 of the Exchange Act) to the Executive Committee of the Board of Directors of the Company.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     11.01 Applicable Law. To the extent that state law shall not have been preempted by any laws of the United States, the Plan shall be governed by the laws of the State of Delaware.

     11.02 Expenses. The cost of benefit payments from this Plan and the expenses of administering the Plan shall be borne by the Company.

     11.03 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

     11.04 Headings Not Part of the Plan. Headings of Articles and Sections are inserted for convenience and reference; they constitute no part of this Plan.

     11.05 Indemnification. No member of the Board of Directors or the Committee or any officer to whom any powers of the Board or the Committee hereunder may be delegated shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee or any such officer be liable for any Agreement issued pursuant to this Plan or any grants under this Plan. Each member of the Board of Directors and the Committee and each such officer shall be indemnified in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     11.06 Limitation of Rights. Neither the adoption and maintenance of the Plan or Agreement nor anything contained herein, with respect to any Participant, shall be deemed to:

          (A) Limit the right of the Company or any Subsidiary to discharge or discipline any such person, or otherwise terminate or modify the terms of his employment; or,

          (B) Create any contract or other right or interest under the Plan, or in any funds hereunder, other than as specifically provided in the Plan and the Agreement.

     11.07 No Distribution Until Compliance with Legal Requirements. The Committee may require each Participant acquiring shares pursuant to a grant to represent to and agree with the Company in writing that such Participant is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to a grant until all applicable securities laws and other legal stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and grants as it deems appropriate.

     11.08 Timing of Grants. All Awards granted under this Plan shall be granted on or prior to February 28, 2005.

     11.09 Non-Assignability. A Participant's interest under this Plan or any Agreement or to any Award shall not be subject at any time, or in any manner, to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind and any attempt to deliver, sell, transfer, assign, pledge, attach, garnish or otherwise encumber such interest shall be void and any interest so encumbered will terminate.

     11.10 Nontransferability. An Award shall not be transferable by the Participant other than by will or the laws of descent and distribution. During the lifetime of the Participant, such Award shall be exercisable or perfected only by the Participant in accordance with the terms of this Plan and the Agreement.

     11.11 Other Compensation Plans. The adoption of the Plan shall not affect any other existing or future incentive or compensation plans for directors, officers or employees of the Company or its Subsidiaries other than the 1987 Plan. The adoption of this Plan shall not preclude the Company or its Subsidiaries from:

          (A) Establishing any other forms of incentive or other compensation for directors, officers or employees of the Company or its Subsidiaries; or,

          (B) Assuming any forms of incentives or other compensation of any person or entity in connection with the acquisition of the business or assets, in whole or in part, of any person or entity.

     11.12 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

     11.13 Tax Withholding. Each Participant shall, no later than the date as of which the value of a grant or of any Stock or other amount received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, State, or local taxes of any kind required by law to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards or any other arrangement satisfactory to the Committee. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     11.14 Non-Contravention of Securities Laws. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     11.15 Unenforceability of a Particular Provision. The unenforceability of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such unenforceable provision were omitted.

                                  ARTICLE XII

                  PERMANENCY OF THE PLAN AND PLAN TERMINATION

     12.01 Effective Date. This Plan became effective as of February 28, 1995 upon a resolution by the Board of Directors for its adoption, subject to the approval of the Company's shareholders within one year thereafter.

     12.02 Termination, Amendment, and Modification of the Plan. The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board of Directors without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 3.03 hereof.

     IN WITNESS WHEREOF, the Plan is hereby adopted effective February 28, 1995 and executed this 28th day of February, 1995.

Attest:                                          J.M. PETERS COMPANY, INC.

                                                 By:
         ----------------------------------          --------------------------

                           J.M. PETERS COMPANY, INC.
                                     PROXY

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                                      OF
                  STOCKHOLDERS TO BE HELD ON JULY 26, 1995.

    The undersigned hereby appoints Donald J. Sajor and Greg R. Petersen, or either of them with individual power of substitution, proxies to vote all shares of Common Stock of J.M. Peters Company, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on July 26, 1995, and at all adjournments thereof, as follows:

1.  ELECTION OF DIRECTORS

    Hadi Makarechian, Dale Dowers, Allan L. Acree, Karlheinz M. Kaiser, William
A. Funk

   / /  FOR all nominees listed above                    / /  WITHHOLD AUTHORITY for all nominees listed
        (except as marked to the contrary below).             above.

 (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

  IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES.

2. To approve the 1995 Stock Incentive Plan and the issuance of 1,500,000 shares of common stock authorized under the plan.

    / /  APPROVE the Plan.
    / /  DISAPPROVE the Plan.
    / /  ABSTAIN from voting with respect to the Plan.

 IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "TO APPROVE" THE PLAN
                                                                          (over)

3. To approve an Amendment of the Company's Articles of Incorporation to change the name of the Company.

    / /  APPROVE the Name Change.
    / /  DISAPPROVE the Name Change.
    / /  ABSTAIN from voting with respect to the Name Change.

           IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED
                         "TO APPROVE" THE NAME CHANGE

4. In accordance with their best judgment upon such other matters as may properly come before the Meeting.


                                           -------------------------------------
                                                 Signature of Stockholder


                                           -------------------------------------
                                                 Signature of Stockholder

                                           IMPORTANT: Please sign this Proxy
                                           exactly as your name or names appear
                                           hereon. If shares are held by more
                                           than one owner, each must sign.
                                           Executors, administrators, trustees,
                                           guardians, and others signing in a
                                           representative capacity should give
                                           their full titles.

                                           DATED: ________________________, 1995
                                                BE SURE TO DATE THIS PROXY